                              AMENDMENT NUMBER ONE
                                     to the
                       Master Loan and Security Agreement
                          Dated as of February 15, 2005
                                      among
                                MORTGAGEIT, INC.
                            MORTGAGEIT HOLDINGS, INC.
                                       and
                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

         This AMENDMENT NUMBER ONE is made this 31st day of May, 2005, among
MORTGAGEIT, INC. and MORTGAGEIT HOLDINGS, INC. each having an address at 33
Maiden Lane, 6th Floor, New York, New York 10038 (each, a "Borrower" and collectively, "the Borrowers") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the
"Lender"), to the Master Loan and Security Agreement, dated as of February 15,
2005, by and between the Borrowers and the Lender (the "Agreement"). Capitalized
terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

                                    RECITALS

         WHEREAS, the Borrowers have requested that the Lender agree to amend the Agreement, subject to the terms hereof, to change the payment date and the
Lender has agreed to such request, and the Borrowers and the Lender have agreed to make such additional modifications to the Agreement as more expressly set forth below.

         WHEREAS, as of the date of this Amendment Number One, the Borrowers represent to the Lender that they are in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         SECTION 1. Effective as of May 31, 2005, the definition of "Payment
Date" in Section 1 of the Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

                  "Payment Date" shall mean the 13th calendar day of each
         calendar month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2005.

         SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

         SECTION 3. Fees and Expenses. The Borrowers agree to pay to the Lender all fees and out of pocket expenses incurred by the Lender in connection with this Amendment Number One (including all reasonable fees and out of pocket costs
and

                                       -2-

expenses of the Lender's legal counsel incurred in connection with this
Amendment Number One), in accordance with Section 11.03 of the Agreement

         SECTION 4. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number One need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the
Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

         SECTION 5. Representations. The Borrowers hereby represent to the
Lender that as of the date hereof, the Borrowers are in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default
has occurred and is continuing under the Agreement.

         SECTION 6. Governing Law. This Amendment Number One shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state
(other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

         SECTION 7. Counterparts. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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                  IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                   MORTGAGEIT, INC.
                                   (Borrower)

                                   By: /s/ Robert A. Gula
                                       ------------------
                                   Name: Robert A. Gula
                                   Title: Chief Financial Officer

                                   MORTGAGEIT HOLDINGS, INC.
                                   (Borrower)

                                   By: /s/ Glenn J. Mouridy
                                       --------------------
                                   Name: Glenn J. Mouridy
                                   Title: President and Chief Financial Officer

                                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                   (Lender)

                                   By: /s/ Anthony Palmisano
                                       ---------------------
                                   Name: Anthony Palmisano
                                   Title: Managing Director